EXHIBIT 23.1

                   CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANT


We hereby consent to the use in the Form S-8 Registration Statement of Rapidtron, Inc. of our report dated May 26, 2003, relating to the consolidated financial statements of Rapidtron, Inc. for the year ended December 31, 2002, which are incorporated by reference into such Form S-8.


                     Squar, Milner, Reehl & Williamson, LLP
                     --------------------------------------
                     Squar, Milner, Reehl & Williamson, LLP
                     Certified Public Accountants


Irvine, California
January 26, 2004




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